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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 26, 2006


                             MTS SYSTEMS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           MINNESOTA               0-2382               41-0908057
        (STATE OR OTHER       (COMMISSION FILE       (I.R.S. EMPLOYER
        JURISDICTION OF            NUMBER)          IDENTIFICATION NO.)
        INCORPORATION)

                 14000 TECHNOLOGY DRIVE, EDEN PRAIRIE, MN 55344
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (952) 937-4000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4c))


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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

           On July 26, 2006, the registrant issued a press release regarding the registrant's results of operations for the third quarter of fiscal 2006. The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K.

           The furnished press release contains financial measures that are not presented in accordance with generally accepted accounting principles
           (GAAP), including "earnings per share before stock compensation expense" as well as amounts included in Exhibit A to the release, which contains a reconciliation of financial results before and after the impact of stock compensation expense. These non-GAAP financial measures and management's rationale for their use are discussed further below.

           The measures "gross profit before stock compensation expense," "selling expense before stock compensation expense," "general and administrative expense before stock compensation expense," "research and development expense before stock compensation expense," "total operating expenses before stock compensation expense," "income from operations before stock compensation expense," "net income before stock compensation expense," and "earnings per share - diluted before stock compensation expense" are not measures of financial performance presented in accordance with GAAP. The third quarter fiscal year 2006 amounts for these measures exclude the impact of the adoption of Statement of Financial Accounting Standard (SFAS) No. 123(R), "Accounting for Share-Based Payment," which resulted in the income statement recognition of non-cash, equity-based stock compensation expense. Because the Company adopted SFAS 123(R) prospectively in the first quarter of fiscal year 2006, management uses each of these non-GAAP measures to measure the results of the Company's operations before the effects of the newly required expensing of stock compensation.

           Management views all of these non-GAAP financial measures as valuable performance indicators because they allow management to meaningfully compare financial results (gross profit, selling expense, general and administrative expense, research and development expense, total operating expenses, income from operations, net income, and earnings per share) for the third quarter of fiscal 2006 to the respective financial results for the third quarter of fiscal 2005, in which the Company was not required to and did not record stock-based compensation expense in the income statement. While these non-GAAP financial measures are not used to compute incentive compensation or for any other substantive economic purpose, this comparison does provide management with a meaningful and consistent comparison of ongoing business performance between fiscal years 2006 and 2005.

           Management believes these measures may be useful to an investor in evaluating the Company's operating performance because they help investors more meaningfully evaluate and compare the current period financial results (gross profit, selling expense, general and administrative expense, research and development expense, total operating expenses, income from operations, net income, and earnings per share) to the respective financial results for the prior fiscal year, since the Company adopted SFAS 123(R) prospectively and did not restate prior periods. Management also believes these measures may provide useful information to enable investors to better compare the Company's operating performance with the operating performance of its peer companies that have not yet adopted SFAS 123(R).

           Management does not believe there are any material limitations to the use of any of the above non-GAAP financial measures when used to compare current fiscal period financial results to those of the prior year fiscal period and therefore does not believe it is necessary to compensate for their use in any way. Further, management will continue to assess the Company's performance and review its financial results in relation to budgeted or planned results from multiple perspectives, including before and after the effects of stock compensation expense.


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           These non-GAAP measures should be considered in addition to, not as a substitute for, other measures of the Company's results of operations prepared in accordance with GAAP. These non-GAAP measures may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. A reconciliation of gross profit before stock compensation expense, selling expense before stock compensation expense, general and administrative expense before stock compensation expense, research and development expense before stock compensation expense, total operating expenses before stock compensation expense, income from operations before stock compensation expense, net income before stock compensation expense, and earnings per share before stock compensation expense to gross profit, selling expense, general and administrative expense, research and development expense, total operating expenses, income from operations, net income, and earnings per share, respectively, which are the nearest GAAP measures, is included in Exhibit A to the press release furnished in this Form 8-K.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

           (c)  Exhibits

                  Exhibit 99.1 - Press Release issued on July 26, 2006 regarding the registrant's results of operations for the third quarter of fiscal 2006 furnished pursuant to Item 2.02 of this Form 8-K.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             MTS SYSTEMS CORPORATION
                             (Registrant)


Date: July 26, 2006          By:    /s/ Susan E. Knight
                                    --------------------------------------------
                                    Susan E. Knight
                                    Vice President and Chief Financial Officer





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                             MTS SYSTEMS CORPORATION
                                 FORM 8-K REPORT

                                INDEX TO EXHIBITS


Exhibit No.  Description
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99.1         Press Release issued on July 26, 2006 regarding the registrant's results of operations for the third quarter of fiscal 2006 furnished pursuant to Item 2.02 of this Form 8-K.











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